CONSULTING SERVICES AGREEMENT

        This Agreement, executed on the date (or dates) set forth below, by and between:

                DigiMedia USA, Inc., a Nevada corporation with its principal place of business located at 2454 Northeast 13th Avenue, Fort Lauderdale, FL. 33305, acting through its authorized representative Kirk J. Girrbach, and hereafter referred to as "DigiMedia USA";

                                   - and -

                First Equity Group, Inc. with principal place of business located at 1901 NW 62 Street Fort Lauderdale, FL. 33309, hereafter referred to as "Consultant";

     Declare as their mutual intent and purpose as follows.

         DigiMedia USA desires to retain Consultant to perform consulting services more fully described on Exhibit A, and Consultant agrees to provide said services, which are more fully described on Exhibit A and, with both parties intending to be legally bound, DigiMedia USA and Consultant hereby agree to adopt this Consulting Services Agreement, pursuant to the terms and conditions set forth below.

           1. Consultant will provide consulting services as described on Exhibit A ("Services"). Following the execution of this Consulting Services Agreement, and upon the reasonable request of DigiMedia USA, Consultant shall immediately provide DigiMedia USA with Services by the employees and/or agents of Consultant, rendered in accord with the terms of this Agreement.

          2. Consultant will provide Services in accordance with all applicable laws and regulations, including but not limited to, the rules of ethical standards of the Securities and Exchange Commission and the National Association of Security Dealers, Inc.

           3. Individuals who perform Services for or on behalf of Consultant for DigiMedia USA shall be considered the agents, consultants, contractors or employees of Consultant. The relationship between Consultant and DigiMedia USA is solely one of independent contractor. Nothing herein shall be construed or interpreted to deem the relationship between DigiMedia USA and Consultant as an employer-employees relationship. Consultant and DigiMedia USA shall each designate one or more of their employees as primary contacts (representatives), who shall be designated at the end of this Agreement, and authorized to act on their behalf in all matters relating to this Agreement.


           4. DigiMedia USA shall have the right to review the qualifications of persons who are to perform the requested services. DigiMedia USA may reject personnel if professional qualifications are unsatisfactory to DigiMedia USA.

           5. In consideration for the services to be performed by Consultant, DigiMedia USA agrees to sell to Consultant [680,000] shares of the common stock of DigiMedia USA, to take place pursuant to the terms and conditions as set forth on the Option Agreement attached hereto as Exhibit(s) B. Services to be performed by Consultant under this Agreement shall be in consideration of the compensation described above, which shall in no way be construed as being paid for the purchase or sale of any of DigiMedia USA securities, either for Consultant's own account or as a broker, nor shall this Agreement and the fee paid hereunder require Consultant to make a market for the securities of DigiMedia USA.

           6. In connection with this agreement, Consultant and DigiMedia USA mutually agree that they will indemnify and hold harmless each other and such other's respective directors, officers, employees and each person, if any, who controls such other entity within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 (any and all of whom are referred to as "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several (including all legal or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any claim, action, or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject under applicable federal or state law or otherwise caused by or arising out of, or allegedly caused by or arising out of, this Agreement or transactions covered by this Agreement or the performance of the services provided for herein; provided however, that such party will not be liable hereunder to the extent that any loss, claim, damage or liability is found in a final non-appealable judgment by a court to have resulted from gross negligence or bad faith in performing the services described herein. This provision shall survive termination of this Agreement.

        7. The term of this Agreement shall be for six months, commencing on November 7, 1996 and continuing through to May 7, 1997. This agreement shall be automatically extended beyond the initial six (6) month period upon the mutual consent of both parties which will be presumed unless notice to the contrary is set forth in writing by either party and delivered to the other thirty (30) days prior to the end of the initial term. In addition, either party may terminate this agreement, at any time, with or without cause, upon thirty (30) days written notice to the other party. Notwithstanding termination of this agreement, the Company shall remain obliged to pay Consultant for any amounts accrued hereunder prior to the end of the term or termination of the agreement.

           8.          (a)       DigiMedia USA and Consultant will
     not, unless otherwise required by law, either during or subsequent to the term of this Agreement, directly or indirectly disclose or publish to any unauthorized person any information designated in writing as secret or confidential by DigiMedia USA or by Consultant without the written consent of the other party; nor will either party disclose to anyone other than Personnel of one of the parties, or use in any way other than in the course of the performance of this Agreement, any information not known to the general public or recognized as standard practice, whether acquired or developed during performance of this Agreement obtained from either party or obtained prior to contract.


                (b) Neither party shall be obligated by this Section with respect to any information which is published or becomes publicly available through no fault of the party receiving such information under this Agreement; or rightfully received from third parties; is developed independently; or is in their possession five (5) years after the effective date of this Agreement. Each party is likely to be exposed to certain business information of the other party not related to the Services, which is considered by the other party to be proprietary and confidential, including but not limited to customer, product and financial information. The parties hereto agree to avoid the unauthorized dissemination or publication of such proprietary information by using the same degree of care with regard to such information and the same methods to prevent the publication thereof as each employs with respect to its own proprietary information of a similar nature.

                (c) Upon termination or expiration of this Agreement, Consultant will return to DigiMedia USA all material, written or descriptive, including, but not limited to drawings, program listings, flowcharts, descriptions or other papers or documents which contain any such confidential information if requested.

                 (d) The confidentiality obligation imposed hereunder shall survive the termination of this Agreement.

            9. All notices, demands, payments and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given on the date delivery is acknowledged, and shall be made by recognized courier service or by US Mail, certified, return receipt requested, to the address of each party set forth in the heading of the Agreement, or to such other address as either party may substitute by written notice to the other party.

        10. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors or assigns. Neither party shall assign its obligations hereunder without the express written consent of the other party.

        11. The following Exhibits, annexed hereto or incorporated herein are hereby made a part of this Agreement. Exhibit (A),(B), & (C). This Agreement constitutes the entire Agreement and understanding between the parties hereto and integrates all prior negotiations, discussions and agreements between them. No modifications of the terms of this Agreement shall be valid unless in writing and signed by an authorized representative of each party hereto or their successors.

                IN WITNESS WHEREOF, the parties have affixed their signatures below and attest to their adoption of the above terms and the attached exhibits and expressly acknowledge receipt of a copy of this complete document.

              First Equity, Inc.            DigiMedia USA, Inc.


     By:_________________________     By:________________________
                                            Kirk J. Girrbach,
                                            President & CEO

     Dated: ______________________    Dated: ________________




                            EXHIBIT "A" SERVICES


     Consulting services to be provided by Consultant shall be as follows:

               1.   To perform services as indicated in the
     addendum attached hereto; and

               2.   Such other advisory services as may be
     mutually agreed upon.



EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and FIRST EQUITY GROUP, INC. (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated November 7, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

     WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [80,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

   1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in
Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder; (ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

     2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

    3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.375, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on November 7, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on November 7, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit C shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in
Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once the Company has determined that the funds are determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

   4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

    5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6.      Loss  or  Mutilation.   On receipt by the  Company  of  evidence
satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

   7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

       (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

            8.    Reduction  in  Exercise Price  at  Company's  Option.   In
addition  to  any      adjustments made to the Exercise  Price  pursuant  to
Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Options in effect at any time either for the life of the Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.

"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

          (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on October 3, 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b)   Restriction  on  Registration.  The Company  shall  not  be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

           (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

   11. Modification of Agreement. The Company and the Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the
Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

    12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

    16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

    17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


 Consultant                      DigiMedia USA, Inc.

 By                                By.


 Dated:                            Dated:



                                   Exhibit C

                             DigiMedia USA, Inc.

             Incorporated Under the Laws Of the State of Nevada

No.      110196                            80,000      Common Stock
                       Purchase Options

         CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

          This Option Certificate certifies First Equity Group, Inc., or its registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on November 7, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of November 7, 1996 (the "Option Agreement") between the Company and Consultant. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


                                           Signature   /    Title

     Seal




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



                        FORM OF ELECTION TO PURCHASE

           To be executed by the holder if he desires to exercise
             Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


        The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and
   delivery of $                         and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                               Please insert Social Security
                                                or Tax Identification Number





Please print Name and Address

     If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.





For Value Received                                              Hereby sell,
assign and transfer unto:


                                                Please insert Social
                                                Security
                                                or Tax Identification Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please             print            Name            and             Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.



































EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and FIRST EQUITY GROUP, INC. (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated November 7, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

     WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [200,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

   1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in
Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder; (ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

     2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

    3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.375, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on November 7, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on November 7, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit C shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in
Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once the Company has determined that the funds are determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

   4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

    5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6.      Loss  or  Mutilation.   On receipt by the  Company  of  evidence
satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

   7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

       (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

            8.    Reduction  in  Exercise Price  at  Company's  Option.   In
addition  to  any      adjustments made to the Exercise  Price  pursuant  to
Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Options in effect at any time either for the life of the Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.

"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

          (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on October 3, 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b)   Restriction  on  Registration.  The Company  shall  not  be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

           (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

   11. Modification of Agreement. The Company and the Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the
Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

    12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

    16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

    17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


        Consultant                 DigiMedia USA, Inc.

 By                                By.


 Dated:                                                           Dated:




































                                  Exhibit C

                             DigiMedia USA, Inc.

             Incorporated Under the Laws Of the State of Nevada

No.  110296                                    200,000      Common Stock
                                                   Purchase Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

          This Option Certificate certifies First Equity Group, Inc., or its registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on November 7, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of November 7, 1996 (the "Option Agreement") between the Company and Consultant. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


                                           Signature   /    Title

     Seal




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
















                        FORM OF ELECTION TO PURCHASE

           To be executed by the holder if he desires to exercise
             Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


        The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and
   delivery of $                         and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                               Please insert Social Security
                                                or Tax Identification Number





Please print Name and Address

     If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.





For Value Received                                              Hereby sell,
assign and transfer unto:


                                                Please insert Social
                                                Security
                                                or Tax Identification Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please             print            Name            and             Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member fimi of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.






















EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and FIRST EQUITY GROUP, INC. (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated November 7, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

     WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [200,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

   1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in
Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder; (ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

     2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

    3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.375, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on November 7, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on November 7, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit C shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in
Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once the Company has determined that the funds are determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

   4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

    5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6.      Loss  or  Mutilation.   On receipt by the  Company  of  evidence
satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

   7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

       (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

            8.    Reduction  in  Exercise Price  at  Company's  Option.   In
addition  to  any      adjustments made to the Exercise  Price  pursuant  to
Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Options in effect at any time either for the life of the Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.

"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

          (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on October 3, 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b)   Restriction  on  Registration.  The Company  shall  not  be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

           (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

   11. Modification of Agreement. The Company and the Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the
Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

    12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

    16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

    17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


 Consultant                       DigiMedia USA, Inc.

 By                                By.


 Dated:                            Dated:






                                   Exhibit C

                             DigiMedia USA, Inc.

             Incorporated Under the Laws Of the State of Nevada

No. 110396                                    200,000  Common Stock
                                                   Purchase Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

          This Option Certificate certifies First Equity Group, Inc., or its registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on November 7, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of November 7, 1996 (the "Option Agreement") between the Company and Consultant. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


                                           Signature   /    Title

     Seal




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



                        FORM OF ELECTION TO PURCHASE

           To be executed by the holder if he desires to exercise
             Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


        The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and
   delivery of $                         and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                               Please insert Social Security
                                                or Tax Identification Number





Please print Name and Address

     If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.





For Value Received                                              Hereby sell,
assign and transfer unto:


                                                Please insert Social
                                                Security
                                                or Tax Identification Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please             print            Name            and             Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member fimi of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.



EXHIBIT B

OPTION AGREEMENT

THE REGISTERED HOLDER OF THIS OPTION BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, ASSIGN, PLEDGE, HYPOTHECATE OR OTHERWISE TRANSFER THIS OPTION EXCEPT AS HEREIN PROVIDED. THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE:

   This Option Agreement (the "Agreement") is dated as of , between DIGIMEDIA USA, INC. (the "Company"), and FIRST EQUITY GROUP, INC. (the "Registered Holder").

    WHEREAS, the Company and the Registered Holder are parties to a Consulting Services Agreement, dated November 7, 1996, between the Company and the Registered Holder, which Consulting Services Agreement provides for the issuance of options to purchase common stock of the Company on terms and conditions as more fully set forth herein: and

     WHEREAS, the Company desires to provide for issuance of option certificates (the "Option Certificates") representing [200,000] Options as compensation under the aforementioned Consulting Services Agreement on such terms and conditions as are more fully set forth herein: and

    NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, it is agreed that:

   1. Options/Option Certificates. Each Option shall entitle the holder ("the Registered Holder") or in the aggregate, the " Registered Holders ") in whose name the Option Certificate shall be registered on the books maintained by the Company to purchase one (1) share of the Company's $0.00067 par value Common Stock (the Option Share or Option Shares) on exercise thereof, subject to modification and adjustment as provided in
Section 7. The Option Certificate representing the right to purchase Option Shares shall he executed by the Company's Chief Executive Officer or President and attested to by the Company's Secretary and delivered to the Registered Holder upon execution of this Agreement.

Subject to the provisions of Sections 3, 5 and 6, the Company shall deliver Option Certificates in required whole number denominations to the Registered Holder (or Registered Holders) in connection with any transfer or exchange permitted under this Agreement. Except as provided in Section 6 hereof, no Option Certificates shall be issued except: (i) Option Certificates initially issued hereunder; (ii) Option Certificates issued on or after the initial issuance date, upon the exercise of any Options, to evidence the unexercised Options held by the exercising Registered Holder; or (iii) Option Certificates issued after the initial issuance date upon any transfer or exchange of Option Certificates or replacement of lost or mutilated Option Certificates.

     2. Form and Execution of Option Certificates. The Option Certificates shall be substantially in the form attached hereto as Exhibit A (the "Option Certificate"). The Option Certificates shall be dated as of the date of their issuance, whether on initial issuance, transfer or exchange or in lieu of mutilated, lost, stolen or destroyed Option Certificates. The Option Certificates shall be originally signed by the Company's Chief Executive Officer or President, attested to by the Company's Secretary and embossed with the Company's seal and shall not be valid for any purpose unless so originally signed and embossed.

    3. Exercise. Subject to the provisions of Sections 4 and 7, the Options when evidenced by a Option Certificate and such other documents as the Company may require, may be exercised at a price (the "Exercise Price) of $.375, which is 100% percent of the Over the Counter NASD automated interdealer quotation system closing bid price on November 7, 1996 (the "Option Exercise Price"). Each Option may be exercised in whole or in part at any time during the period commencing with the date vested (as provided in the Agreement the "Initial Exercise Date") and terminating at 5:00 p.m. Fort Lauderdale, FL. time on November 7, 1998 (the "Termination Date"). Each Option shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender for exercise of the Option Certificate. The exercise form, attached hereto as Exhibit C shall be executed by the Registered Holder (or Registered Holders) or his attorney duly authorized in writing and will be delivered to the Company at its corporate office together with payment to the order of the Company in cash or by official bank or certified check of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.

Unless Option Shares may not be issued as provided herein, the person entitled to receive the number of Option Shares deliverable on such exercise shall be treated for all purposes as the holder of such Option Shares as of the close of business on the Exercise Date. In addition, the Company shall also, at such time, verify that all of the conditions precedent to the issuance of Option Shares, set forth in Section 4, have been satisfied as of the Exercise Date. If any one of the conditions precedent set forth in
Section 4 are not satisfied as of the Exercise Date, the Company shall return the Option Certificate and pertinent Exercise Price payment to the exercising Registered Holder or may hold the same until all such conditions have been satisfied. The Company shall not be obligated to issue any fractional share interests in Option Shares issuable or deliverable on the exercise of any Option or scrip or cash therefore and such fractional shares shall be of no value whatsoever. If more than one Option shall be exercised at one time by the same Registered Holder, the number of full Option Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full Option Shares issuable on such exercise.

Once the Company has determined that the funds are determined to be collected, the Company shall notify its common stock transfer agent who shall cause a common stock share certificate representing the exercised Options to be issued. The Company may deem and treat the Registered Holder of the Options at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Options shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Company's Common Stock or Option unless the holder shall have exercised the Options and purchased the Option Shares prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

   4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of all outstanding Options. The Company covenants that all Option Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to such issue.

The Registered Holder(s) shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of the Options, or the issuance, transfer or delivery of the Options or any Option Shares on exercise of the Options. In the event the Option Shares are to be delivered in the name other than the name of the Registered Holder of the Option Certificate, no such delivery shall he made unless the person requesting the same has paid to the Company the amount of any such taxes or charges incident thereto.

    5. Registration of Transfer. The Option Certificates may be transferred in whole or in part as provided for herein. Option Certificates to be transferred shall be surrendered to the Company at its corporate office. The Company shall execute, issue and deliver in exchange therefor the Option Certificate or Certificates which the holder making the transfer shall be entitled to receive.

The Company shall keep transfer books at its corporate office which shall register Option Certificates and the transfer thereof. On due presentment for registration of transfer of any Option Certificate at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Option Certificate or Certificates representing an equal aggregate number of Options. All Option Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments or transferred in a form satisfactory to the Company and the Company's counsel. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

All Option Certificates so surrendered, or surrendered for exercise or for exchange in case of mutilated Option Certificates shall be promptly canceled by the Company. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder(s) of any Option Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the parties hereto shall not be affected by any notice to the contrary.

    6.      Loss  or  Mutilation.   On receipt by the  Company  of  evidence
satisfactory as to the ownership of the loss, theft, destruction or mutilation of any Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal aggregate number of Options. In the case of loss, theft or destruction of any Option Certificates, the individual requesting issuance of a new Option Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event an Option Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Option Certificate. Applicants for a new Option Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

   7. Adjustment of Exercise Price and Shares. After each adjustment of the Exercise Price pursuant to this Section 7, the number of shares of Option Shares purchasable on the exercise of such Options shall be the number derived by dividing such adjusted Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

      (a) In the event, prior to the expiration of the Options by exercise or by their terms, the Company shall issue any shares of its Common Stock as a share dividend or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Exercise Price per share of Common Stock purchasable pursuant to the Options in effect at the time of such action shall be reduced proportionately and the number of shares purchasable pursuant to the Options shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share purchasable pursuant to the Options in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to the Options shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of Common Stock of the Company shall be treated as a share dividend pursuant to the preceding sentence. However, any dividend paid or distributed on the Common Stock in securities other than Common Stock of the Company, regardless if exercisable for or convertible into Common Stock of the Company, shall not he treated as a share dividend pursuant to the penumbra sentence.

      (b) In the event the Company, at any time while the Options shall remain unexpired and unexercised, shall sell all or substantially all of its property, and thereafter dissolves, liquidates or winds up its affairs, then no provision need be made as part of the terms of any such sale, dissolution, liquidation or winding up to allow Option holders to exercise all or any Options held, in order to receive the same kind and amount of any share, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company.

            (c) Notwithstanding the provisions of this Section 7, no adjustment on the Exercise Price shall be made whereby such price is adjusted in an amount less than $0.00 or until the aggregate of such adjustments shall equal or exceed $0.00.

       (d) No adjustment of the Exercise Price shall be made as a result of or in connection with: (i) the issuance of Common Stock of the Company pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof: (ii) the establishment of additional option plans, common stock purchase warrants or security offerings of the Company, the modification, renewal or extension of any such plan, warrants or offerings now in effect or hereafter created, or the issuance of Common Stock on exercise of any such options or warrants; or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type.

        (e) This Option Agreement shall be incorporated by reference on the Option Certificates.

Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock issuable upon exercise of the Options, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

Upon any adjustment of the Exercise Price required to be made pursuant to this Section 7, the Company within thirty (30) days thereafter shall: (i) notify the Registered Holder of such adjustment setting forth the pertinent Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based; and (ii) cause to be mailed to each of the Registered Holder(s) of the Option Certificates written notice of such adjustment.

            8.    Reduction  in  Exercise Price  at  Company's  Option.   In
addition  to  any      adjustments made to the Exercise  Price  pursuant  to
Section 7, the Company's Board of Directors may, in its sole discretion, reduce the Exercise Price of the Options in effect at any time either for the life of the Options or any shorter period of time as may be determined by the Company's Board of Directors. The Company shall notify the Registered Holder of any such reduction in the Exercise Price.

"The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws."
     9. Transfer

          (a) Transfers to Successors, Officers and Directors of Registered Holder. This Option shall not be transferred sold, assigned or hypothecated except that it may be transferred to any successors of Registered Holder, and may be assigned in whole or in part to any person who is an officer or director of Registered Holder on October 3, 1996. All such transfers, sales, assignments or hypothecation shall be fully identified to the Company and the transferor shall execute and deliver to the Company such certificates, endorsements and other documents as the Company or Company's counsel may require.

           (b) Transfer of Option Or Option Shares. The Registered Holder and each Transferee Holder, agrees that they shall not sell, assign. pledge, hypothecate or otherwise transfer the Option or the Option Shares, in whole or in part, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Act") and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable federal and state securities laws. In order to make any sale, assignment, pledge or hypothecation, the transferor must deliver to the Company the assignment form attached hereto duly executed and completed, together with the applicable certificate and payment of all transfer taxes, if any, payable in connection therewith. As to the Option, the Company shall transfer the transferred Option on the books of the Company and shall execute and deliver a new Option Certificate of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the number of Option Shares purchasable thereunder. As to the Option Shares, the Company shall cause its duly authorized common stock transfer agent to transfer the common stock being transferred.

    10. Registration. The Company, upon the one time written demand (the "Demand Notice") of the Registered Holder (as defined herein), agrees to use its best efforts to register, on one occasion, all or any portion of the Option Shares, as requested by the Registered Holder. On such occasion, the Company will use its best efforts to file a Form S-8 Registration Statement covering the Registrable Securities within one-hundred twenty (120) days after receipt of the Demand Notice and use its best efforts to have such registration statement declared effective promptly thereafter. The demand for registration may be made at any time prior to the Termination Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by Registered Holder to all other registered Holders of the Options and the Registrable Securities within thirty days from the date of the receipt of any such Demand Notice. In the event of registration the Company and the Holder(s) shall execute such documents as may be reasonably required by the Company and Company counsel to carry out such registration.

           (a) Terms of Registration. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holder(s) shall pay any and all underwriting and broker-dealer discounts, commissions and non-accountable expenses of any underwriter or broker-dealer selected to sell the Registrable Securities, together with the expenses of any legal counsel selected by the Holder(s) to represent them in connection with the sale of the Registrable Securities. The Company shall cause any registration statement filed pursuant to the demand rights granted hereto to remain effective for a period of sixteen months from the date of the latest balance sheet of the audited financial statements contained therein on the initial effective date of such registration statement.

           (b)   Restriction  on  Registration.  The Company  shall  not  be obligated to register the Registrable Securities if such securities may be sold pursuant to the exemption from registration as provided by Rule 144 as promulgated under the Act, nor shall the Company be obligated to register the Registrable Securities in any state in which the principal stockholders, officers. directors or employees of the Company may in any way be obligated to escrow any of their shares of Capital Stock of the Company or in a state in which the Company may be restricted from conducting its business in any way, including but not limited to, qualifying to do business, become subject to tax, or restricted from issuing additional securities or incur restrictions on compensating officers, directors or employees.

           (c) Right To Redeem In Lieu Of Registration. The Company may in its sole discretion, and in lieu of registration of the Registrable Securities, pay to the Holder(s) an amount equal to the amount which would be realized by the Holder(s) upon sale of the Registrable Securities reduced by the Exercise Price plus the ,3 expenses, fees and broker/dealer commissions which would be paid by the Holder(s) in the event of registration and sale of the Registrable Securities. The Company may elect to make such payment upon notice to the Holder(s) within 30 days of receipt of a notice of Demand Registration.

   11. Modification of Agreement. The Company and the Registered Holder may by supplemental agreement make any changes or corrections in this Agreement:

           (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adverse{y affect the interest of the holders of Option Certificates; provided, however, this Agreement shell not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders of Option Certificates representing not less than fifty-one percent (51 %) of the Options outstanding. Additionally, except as provided in Sections 7 and 8, no change in the number or nature of the
Option Shares purchasable on exercise of an Option, or increase of the purchase price therefore shall be made without the consent in writing of the Registered Holder or Transferee Holder of the Option Certificate representing such Option, other than such changes as are specifically prescribed or allowed by this Agreement.

    12. Notices. All notices, demands, elections options or requests (however characterized or described) required or authorized hereunder shall be deemed sufficient if made in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by tested telex, telegram or cable to the principal office of the addressee, and if to the Registered Holder or Transferee Holder of an Option Certificate, at the address of such holder as set forth an the books maintained by the Company.

    13. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder, each Transferee Holder and their respective successors and assigns. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

    14. Further Instruments. The parties hereto shall execute and deliver any and all such other instruments and shall take any and all other actions as may be reasonably necessary to carry out the intention of this Agreement.

    15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

    16. Waiver. All the rights and remedies of either party to this Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from the breach of this Agreement will constitute a waiver of any other right or remedy. The consent of any party where required hereunder to act or occurrence shall not be deemed to be a consent to any other action or occurrence.

    17. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing, signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience and references only and shall not limit or otherwise affect the meaning hereof.


 Consultant                        DigiMedia USA, Inc.

 By                                By.


 Dated:                            Dated:







































                                                         Exhibit C

                             DigiMedia USA, Inc.

             Incorporated Under the Laws Of the State of Nevada

No.      110496
200,000      Common Stock
                                                   Purchase Options

      CERTIFICATE FOR COMMON STOCK PURCHASE OPTIONS

          This Option Certificate certifies First Equity Group, Inc., or its registered assigns ("Option Holder") ' is the registered owner of the above indicated number of Options (hereinafter referred to as the "Option") expiring on ("Expiration Date"). One (1) Option entitles the Option Holder to purchase one (1) share of common stock, $.000667 par value ("Share"), from DigiMedia USA, Inc., a Nevada corporation ("Company"), at a purchase price of One Hundred (100%) percent of the NASD closing bid price for over-the-counter securities as of the date vested per share of Common Stock ("Exercise Price"), commencing on November 7, 1996 and terminating on the Expiration Date ("Exercise Period"), upon surrender of this Option Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company being 2454 NE 13th Avenue, Fort Lauderdale, FL. 33305, subject only to the conditions set forth herein and in an Option Agreement dated as of November 7, 1996 (the "Option Agreement") between the Company and Consultant. The Option Holder may exercise all or any number of Options. Reference hereby is made to the provisions on the following pages of this Option Certificate and to the provisions of the Option Agreement, all of which are incorporated by reference in and made a part of this Option Certificate and shall for all purposes have the same effect as though fully set forth at this place.

   Upon due presentment for transfer of this Option Certificate at the office of the Company, a new Option Certificate or Option Certificates of like tenor and evidencing in the aggregate a like number of Options, subject to any adjustments made in accordance with the provisions of the Option Agreement, shall be issued to the transferee in exchange for this Option Certificate, subject to the limitations provided in the Option Agreement, upon payment to the Company of any tax or governmental charge imposed in connection with such transfer.

  The Option Holder of the Options evidenced by this Option Certificate may exercise all or any whole number of such Options during the period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check payable to the order of the Company. If, upon exercise of any Options evidenced by this Option Certificate, the number of Options exercised shall be less than the total number of Options so evidenced, there shall be issued to the Option Holder a new Option Certificate evidencing the number of Options not so exercised. No Option may be exercised after 5:00 P.M. Fort Lauderdale, FL. Time on the Expiration Date, and any Option not exercised by such time shall become void, unless extended by the Company.

  The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities may not be sold, assigned, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company and Company counsel, that such registration is not required and that the sale, assignment, pledge, hypothecation or transfer is in compliance with applicable state securities laws.

  IN WITNESS WHEREOF, the Company has caused this Option to be signed by its Chief Executive Officer and by its Secretary, each by an original of his signature, and has caused an original impression of its corporate seal to be imprinted hereon.


      Dated:


                                           Signature   /    Title

     Seal




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
















                        FORM OF ELECTION TO PURCHASE

           To be executed by the holder if he desires to exercise
             Options evidenced by the within Option Certificate

TO:  DigiMedia USA, Inc.


        The undersigned hereby irrevocably elects to exercise Options evidenced by the within Option Certificate for, and to purchase thereunder, full shares issuable upon exercise of said Options and
   delivery of $                         and any applicable taxes.

   The undersigned requests that certificates for such shares be issued in the name of:

                                               Please insert Social Security
                                                or Tax Identification Number





Please print Name and Address

     If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to:


Please print Name and Address


Dated:
                           Signature

Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in every particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.





For Value Received                                              Hereby sell,
assign and transfer unto:


                                                Please insert Social
                                                Security
                                                or Tax Identification Number





Please print Name and Address

  If said number of Options shall not be all the Options evidenced by the within Option Certificate, the undersigned requests that a new Option Certificate evidencing the Options not so exercised be issued in the name of and delivered to




Please             print            Name            and             Address:
Dated:


Notice: The above signature must correspond with the name as written upon the face of the within Option Certificate in even, particular, or if signed by any other person, the Form of Assignment thereon must be duly executed and if the certificate representing the shares or any Option Certificate representing Options not exercised is to be registered in a name other than that in which the within Option Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

Signature must be guaranteed by a commercial bank or member firm of one of the following stock exchanges: New York Stock Exchange, Pacific Coast Stock Exchange, American Stock Exchange or Midwest Stock Exchange.

                            EXHIBIT "A" SERVICES

Consulting services to be provided by Consultant shall be as follows:

  1. Advice concerning management, marketing, and operational and consulting strategic planning, corporate organization and structure, financial matters in connection with expansion of services, acquisitions, mergers, governmental relations and other similar business concerns.

  2. Assist and monitor the services provided by the Company's advertising firm and public relations firm and other professionals hired by the Company.

  3. Such other advisory services as may be mutually agreed upon and which are compatible with the Consulting Agreement..